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                                                                   EXHIBIT 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Spelling Entertainment Group Inc.:


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 17, 1995 appearing on page 28 of Spelling Entertainment Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the references to us under the heading "Experts" in such Prospectus.



                                                  /s/ Price Waterhouse LLP
                                                  ------------------------
                                                  PRICE WATERHOUSE LLP



Century City, California
November 20, 1995